UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2005 (June 14, 2005)

Psychiatric Solutions, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-20488 (Commission File Number)	23-2491707 (IRS Employer Identification No.)

840 Crescent Centre Drive, Suite 460, Franklin, Tennessee 37067
(Address of Principal Executive Offices)

(615) 312-5700
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 PRESS RELEASE
EX-99.2 EXECUTIVE SUMMARY - TRANSACTION OVERVIEW
EX-99.3 EXECUTIVE SUMMARY - HISTORICAL FINANCIAL INFORMATION
EX-99.4 PRO FORMA FINANCIAL INFORMATION

Item 7.01. Regulation FD Disclosure.

     On June 14, 2005, Psychiatric Solutions, Inc. (the “Company”) issued a press release announcing the Company’s plans for the financing of the acquisition of 20 inpatient psychiatric facilities from Ardent Health Services LLC. The press release is furnished herewith as Exhibit 99.1 hereto and is incorporated herein by reference.

     The Company is filing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.2 through Exhibit 99.4 to this report. This information, which has not been previously reported to the public, is disclosed in a confidential information memorandum that is being furnished to prospective lenders in connection with the Company’s proposed amended and restated senior secured credit facilities.

     This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None required

(b)	Pro forma financial information.

None required

(c)	Exhibits.

99.1	Press Release of Psychiatric Solutions, Inc., dated June 14, 2005 (furnished and not filed herewith pursuant to Item 7.01).

99.2	The section of the confidential information memorandum entitled “Executive Summary – Transaction Overview – Pro Forma Capitalization.”

99.3	The section of the confidential information memorandum entitled “Historical Financial Information – Behavioral Healthcare Corporation’s Historical Financial Information.”

99.4	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHIATRIC SOLUTIONS, INC.

By:	/s/ Jack E. Polson

Jack E. Polson
Chief Accounting Officer

Date: June 15, 2005

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits
99.1	Press Release of Psychiatric Solutions, Inc., dated June 14, 2005 (furnished and not filed herewith pursuant to Item 7.01).

99.2	The section of the confidential information memorandum entitled “Executive Summary – Transaction Overview – Pro Forma Capitalization.”

99.3	The section of the confidential information memorandum entitled “Historical Financial Information – Behavioral Healthcare Corporation’s Historical Financial Information.”

99.4	Unaudited Pro Forma Condensed Combined Financial Information.